    CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT
          HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                 EXHIBIT 10.48.1

                               FIRST AMENDMENT TO
                        RETAIL MAGAZINE SUPPLY AGREEMENT

This FIRST AMENDMENT TO RETAIL MAGAZINE SUPPLY AGREEMENT BETWEEN BARNES & NOBLE, INC. AND INTERNATIONAL PERIODICAL DISTRIBUTORS INC., dated August 6, 2004, as revised, is made and entered into as of April 1, 2006 by and between Barnes & Noble, Inc., 122 Fifth Avenue, New York, New York 10011 ("B&N") and International Periodical Distributors, Inc., a wholly-owned subsidiary of Source Interlink Companies, Inc., 27500 Riverview Center Blvd., Suite 400, Bonita Springs, Florida 34134 ("IPD").

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. REFERENCE TO AND EFFECT ON AGREEMENT. Subject to the terms hereof and except as specifically modified hereby, the Retail Magazine Supply Agreement dated as of August 6, 2004 between B&N and IPD (the "Agreement") shall remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of either party hereto, or constitute a waiver or amendment of any provision of the Agreement, except as set forth herein. Solely with respect to the Imported Publications (as defined herein), the Term of this Agreement shall be extended to March 31, 2010. For all publications other than the Imported Publications, the Term of the Agreement shall terminate or expire according to the terms of the Agreement as set forth in Section 2 of the Agreement.

2. IMPORTED PUBLICATIONS. From and after April 1, 2006 and subject to the terms and conditions of the Agreement (as herein amended), B&N agrees to purchase, and IPD agrees to sell, during the four-year period ending March 31, 2010, each Store's requirements for magazines published by any person or entity whose primary place of business is located anywhere in the world other than the United States of America (the "Imported Publications"). B&N hereby agrees to refrain from purchasing Imported Publications, except from IPD under the terms and conditions set forth in this Agreement and except as with respect to certain publications mutually agreed from time to time by the parties hereto (to be referred to by the parties as "Excluded Imported Publications"), such agreement not to be unreasonably withheld. However, B&N may continue to purchase Imported Publications from those companies that do not currently use IPD from B&N magazine distributors other than IPD until July 1, 2006.

3. EXHIBIT A AMENDED. Exhibit A to the Agreement is hereby deleted in its entirety and Exhibit A attached hereto substituted in lieu thereof.

4. ADDITIONAL REQUIREMENTS. In order to maintain its exclusive status with respect to the distribution of Imported Publications to B&N, IPD must, (a) by the end of the first year following the execution of this First Amendment, achieve, and thereafter throughout the term of this First Amendment maintain, at least 90% of the retail sales value of Imported Publications on an annualized basis of what B&N currently achieves through its current non-IPD magazine distributors, (b) maintain the ability, throughout the term of this First Amendment, to supply substantially all Imported Publications supplied by IPD to B&N as of April 1, 2006, in substantially the same quantities, and, (c) supply all Imported Publications ranked within Barnes & Noble's top 1,000 best sellers as of April 1, 2006, throughout the term of this First Amendment. Relating to current non-IPD business, IPD may include in this calculation the sales of Imported Publications within B&N that neither IPD nor any other B&N magazine distributor currently provide to B&N.

5. ROLE OF SOURCE INTERLINK INTERNATIONAL (SII). Immediately following the execution of this amendment IPD shall contract with its affiliate Source Interlink International (SII) to provide display promotion marketing, product procurement, and publisher support services on behalf of both B&N and IPD towards the objective of furthering B&N's profile as a leading provider of Imported Publications within the U.S. market.

6. RETURNS PROCESSING. As part of this amendment IPD, through its Acme division, agrees that during the Term it will pick up and process full copy returns of all unsold magazines of all B&N magazine distributors, on a timetable to be mutually agreed upon by IPD and B&N. IPD also agrees to pickup unsold paperback books from B&N stores within its truck footprint. Until March 31, 2010, but only for so long as B&N uses a returns processor other than it's magazine distributor, Acme shall have the exclusive right to process magazine returns on behalf of all B&N magazine distributors in accordance with the pricing schedule listed in Exhibit C to this Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the day and year first written above.

INTERNATIONAL PERIODICAL                     BARNES & NOBLE, INC.
DISTRIBUTORS, INC.

By: /s/ Jason S. Flegel                      By: /s/ Jaime Carey
    -----------------------                      -----------------------
Name: Jason S. Flegel                        Name: Jaime Carey
Title: Executive VP                          Title: VP Newsstand

                                    EXHIBIT A
                          TERMS AND CONDITIONS OF SALE

A.    TITLE & OBLIGATION

      Upon receipt of the periodicals, B&N shall take title and be obligated to pay in accordance with the terms below.

B.    PAYMENT TERMS

      All payments for Publications by B&N shall be made at the earlier of the date of sale based on its scanned sales data or 120 days after receipt subject to subsequent returns and shrink reconciliation. B&N shall cause its sales systems to record the sale of the periodicals upon the product being scanned at the point of sale. Sales information by store, day, unit, title and issue shall be sent on a daily basis to IPD. IPD shall prepare remittance reports based on the information pertaining to this scanned sales information. IPD will pay the freight for shipments to B&N.

C.    PURCHASE PRICE

B&N shall pay a purchase price for Non-Imported Publications recorded as sold by its Stores equal to (a) [***] off of the retail price printed on the cover of each Publication or printed on a label affixed to such cover (the "Cover Price") in the case of Publications other than weeklies and (b) [***] off of the Cover Price for weekly Publications. B&N shall pay a purchase price for Imported Publications recorded as sold by its Stores equal to the Total Applicable Discount off the Cover Price, as so stated and set forth below:

NON-WEEKLY PUBLICATIONS

                                         APPLICABLE DISCOUNT
     CALENDAR YEAR            ----------------------------------------------
------------------------                         APPLICABLE         TOTAL
BEGINNING        ENDING                          INCREMENTAL      APPLICABLE
 APRIL 1,      MARCH 31,      BASE DISCOUNT       DISCOUNT         DISCOUNT
---------      ---------      -------------      -----------      ----------
   2006          2007             [***]            [***]            [***]
   2007          2008             [***]            [***]            [***]
   2008          2009             [***]            [***]            [***]
   2009          2010             [***]            [***]            [***]

WEEKLY PUBLICATIONS

                                         APPLICABLE DISCOUNT
     CALENDAR YEAR            ----------------------------------------------
------------------------                         APPLICABLE         TOTAL
BEGINNING        ENDING                          INCREMENTAL      APPLICABLE
 APRIL 1,      MARCH 31,      BASE DISCOUNT       DISCOUNT         DISCOUNT
---------      ---------      -------------      -----------      ----------
   2006          2007             [***]            [***]            [***]
   2007          2008             [***]            [***]            [***]
   2008          2009             [***]            [***]            [***]
   2009          2010             [***]            [***]            [***]

-------------
[***] indicates confidential material redacted and filed separately with the Commission

All payments shall be made in accordance with the provisions of EXHIBIT B. In addition to the Total Applicable Discount relating to both non-Imported Publications and Imported Publications, B&N shall be entitled to take a payment deduction, as a cash discount, equivalent to [***] of the calculated net payment.

D.    RETURNS.

For a period of two years after the date of this Agreement, B&N shall cause the front covers of such unsold copies to be torn from the Publication and delivered to ACME Processing in accordance with current practices and rates, including payment by B&N of the normal and customary expenses currently incurred with respect to the shipment of the front covers to ACME Processing. B&N hereby agrees to use its best efforts to cause all returned publications to be destroyed or otherwise rendered unsaleable.

E.    DEFERRED RETURNS CREDITS.

In the case of non-weekly publications only: Effective with week 3 as displayed on EXHIBIT B, B&N agrees to suspend all cash deductions resulting from returns credited by IPD to B&N for product invoiced on a non-pay on scan basis prior to the effective date of this agreement from the prior IPD account. The total amount has been projected to be [***]. Effective with week 1, B&N shall deduct [***] from each weekly payment, to be concluded in week 104. Further, effective with week 27, B&N and IPD agree to take the difference between the projected amount of suspended returns credits and the actual value of the returns credits, and amortize this difference over weeks 27 through 104. Such amortized amounts shall either supplement or subtract from the ongoing scheduled weekly deductions of [***]

F.    TAX COLLECTION AND INDEMNITY

B&N shall collect and promptly pay to the appropriate taxing authorities all sales, property or other taxes, assessments, or other public or private charges levied against or payable with respect to the periodicals sold by IPD to B&N. B&N hereby agrees to indemnify and hold IPD harmless from any and all claims, demands, costs or liabilities (including reasonable attorney's fees) arising from any taxes, assessments or charges related to the periodicals being sold to B&N by IPD.

----------------
[***] indicates confidential material redacted and filed separately with the Commission

                            EXHIBIT C FIRST AMENDMENT
                  ACME UNIT RETURNS PROCESSING PRICING SCHEDULE

AMENDMENT                UNIT
  YEAR                   COST
---------               ------
   1                    [***]
   2                    [***]
   3                    [***]

---------------
[***] indicates confidential material redacted and filed separately with the Commission

                            EXHIBIT D FIRST AMENDMENT
                         EXCLUDED IMPORTED PUBLICATIONS

                                      None.